EXHIBIT 99.1

Tresoro NEWS RELEASE

For Immediate Release

AS A RESULT OF A REVIEW BY THE BRITISH COLUMBIA SECURITIES COMMISSION, WE ARE ISSUING THE FOLLOWING NEWS RELEASE TO CLARIFY OUR DISCLOSURE

VANCOUVER, British Columbia, October 22, 2012 – Tresoro Mining Corp., (OTCBB:TSOR) (the "Company" or “Tresoro”) announces that on September 17, 2010, Tresoro issued a news release that contained scientific or technical information (as defined in NI 43-101) that disclosed results of an economic analysis of Tresoro’s Guayabales Gold Project located in the Marmato Gold District, in Caldas, Colombia (“Guayabales”) that included projected revenues purportedly based on developing existing proven and probable mineral reserves. This news release was based on information contained in a certain 48 page report dated August 17, 2010, distributed by Grass Roots Research and Distribution Inc. (“Grass Roots”, and such report the “Grass Roots Report”) and was deemed to be disclosure made by Tresoro. Tresoro hereby retracts that September 17, 2010 news release and confirms it has not identified a NI 43-101 compliant mineral resource-reserve on its Guayabales property.

In addition, Tresoro hereby retracts in its entirety that certain 48-page report, dated August 17, 2010, distributed by Grass Roots Research and Distribution Inc., which is deemed to be disclosure made by Tresoro.  The Grass Roots Report discloses results of an economic analysis of Tresoro’s Guayabales mineral property that includes projected revenues purportedly based on developing existing proven and probable mineral reserves.  The analysis in the Grass Roots Report is not permitted in accordance with section 2.3(1)(b) of NI 43-101 because Tresoro has no current NI 43-101 mineral resource estimates.  Tresoro hereby retracts the Grass Roots Report in its entirety, however it confirms that mineral showings do exist on its Guayabales mineral property based on the results obtained from previous exploration work such as diamond drilling and current artisanal underground gold / silver mining operations that exist on the property.

On March 10 2011, Tresoro issued a news release stating that the adjoining property, Marmato Mountain, is the site of a nearly 10 million ounce plus gold discovery developed directly adjacent to Mercer Gold's exploration target. Tresoro hereby retracts that information and clarifies that the information was an unverifiable estimate from an unknown source.

On June 16, 2010 and June 10, 2011, Tresoro filed its annual information forms on SEDAR for the respective years ended February 28, 2010 and 2011, which included inadvertent disclosure under the section titled “Technical Report” under “Part I of Item 1. Business” that implies that the Technical Report prepared for Tresoro and filed on SEDAR on May 28, 2010 and an updated Technical Report, dated February 8, 2011, contained measured, indicated and inferred mineral resource estimates for the Guayabales Project.  Tresoro hereby retracts such information and clarifies that it has not identified a NI 43-101 compliant mineral resource-reserve on its Guayabales property.

In addition, Tresoro filed its various Management Discussion and Analysis for all periods ending in 2010 through to third quarter for the nine month period ended November 30, 2011, which also included inadvertent disclosure under the section titled “Technical Report” under “Part 1 of Item 2. Management Discussion and Analysis of Financial Condition and Results of Operations” that implies that the Technical Report prepared for Tresoro and filed on SEDAR on May 28, 2010 and an updated Technical Report, dated February 8, 2011, contained measured, indicated and inferred mineral resource estimates for the Guayabales Project.  Tresoro hereby retracts such information and clarifies that it has not identified a NI 43-101 compliant mineral resource-reserve on its Guayabales property.

Furthermore, on February 16, 2011, Tresoro issued a news release that it had received an updated Technical Report on the Guayabales Gold Project, and inadvertently failed to file such updated Technical Report which was required pursuant to section 4.2(1)(f) of NI 43-101 since the annual information form for the year ended February 28, 2011 included inadvertent disclosure that the updated Technical Report contained measured, indicated and inferred mineral resource estimates for the Guayabales Project.  Since Tresoro has a newly updated Technical Report, having an effective date of July 31, 2012, it will be filing this newly updated Technical Report, which was prepared by A.C.A. Howe International Limited, in the very near future instead of the previously updated Technical Report, dated February 8, 2011.

Qualified Person Statement

This news release has been reviewed by Daniel Leroux, P. Geo (ON, QC, SASK), a Qualified Person as defined by National Instrument 43-101.

About Tresoro Mining Corp.

Tresoro Mining Corp. is a mineral exploration company. The Company's primary project is to develop the Guayabales Gold Project located in the Marmato Gold District, in Caldas, Colombia. The Project is a bulk-tonnage, gold-silver target that is amenable to open pit mining as well as higher-grade gold-silver mineralization that can be drawn out with selective underground mining techniques. Historically Colombia has been one of the largest gold producers in the world and the Colombian mining industry remains one of the most dynamic and promising sectors of the Colombian economy.

Website: www.tresoromining.com
Symbol: OTCQB - TSOR; Frankfurt AN4, WKN NO. A0MUN4.
Contact: Investor Relations
Tel.: + 1-877-981-3130

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS". STATEMENTS IN THIS NEWS RELEASE THAT ARE NOT PURELY HISTORICAL ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NONE OF FINRA, THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSIONHAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.